UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020

IIOT-OXYS, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50773	56-2415252
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

705 Cambridge Street Cambridge, MA 02141
(Address of principal executive offices, including zip code)

(401) 307-3092
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The Board of Directors of IIOT-OXYS, Inc., a Nevada corporation (the “Company”), has determined that it is advisable and in the best interest of the Company and its stockholders to create a voting capital stock structure that is designed (i) for management stability, with appropriate Board supervision, over a critical period of the next several years of the Company’s development to provide the Company’s management with the time and independence to concentrate on long-term objectives, including but not limited to the effectuation of the Company’s business plan, and (ii) to act as an impediment to outside parties attempting to take over or influence the Company, and thereby distract management from focusing on the Company’s short-term and long-term goals.

Accordingly, as of November 9, 2020, the Company entered into a Share Exchange Agreements (the “Exchange Agreements”) with Clifford L. Emmons, the Company’s President, Chief Executive Officer, and director, Vidhyadhar Mitta, the Company’s director, and Karen McNemar, the Company’s Chief Operating Officer. Pursuant to the Purchase Agreements:

•	the Company agreed to sell Mr. Emmons 7,800 shares of “Series A Supervoting Preferred Stock” (as defined below) upon the filing of the Certificate of Designation (as defined below) in exchange for 780,000 unissued, vested shares of the Company’s Common Stock;

•	the Company agreed to sell Mr. Mitta 12,000 shares of “Series A Supervoting Preferred Stock” (as defined below) upon the filing of the Certificate of Designation (as defined below) in exchange for 1,000,000 unissued, awarded shares of the Company’s Common Stock and $168 in accrued and unpaid interest pursuant to a note issued to Mr. Mitta; and

•	the Company agreed to sell Ms. McNemar 6,045 shares of “Series A Supervoting Preferred Stock” (as defined below) upon the filing of the Certificate of Designation (as defined below) in exchange for 604,500 unissued, vested shares of the Company’s Common Stock.

The Company has no present plans or intentions to issue shares of “Series A Supervoting Preferred Stock” (as defined below) to any other person or entity.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The sale of the “Series A Supervoting Preferred Stock” (as defined below) was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption provided by Section 4(a)(2) of the Securities Act. The Company did not pay any commissions or finder’s fees in connection with the sale to Messrs. Emmons and Mitta and Ms. McNemar.

On November 9, 2020, the Company’s Board of Directors (with Mr. Mitta abstaining) approved the award of 1,000,000 shares of the Company’s Common Stock to Mr. Mitta for services rendered to the Company in his capacity as a director since his appointment.

The sale of the shares to Mr. Mitta was exempt from registration under the Securities Act in reliance on an exemption provided by Section 4(a)(2) of the Securities Act. The Company did not pay any commissions or finder’s fees in connection with the sale to Messrs. Emmons and Mitta and Ms. McNemar.

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Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

The disclosure set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Prior to the issuance of the shares of “Series A Supervoting Preferred Stock” (as defined below) to Messrs. Emmons and Mitta and Ms. McNemar, based on 141,825,630 shares of the Company’s Common Stock issued and outstanding as of September 11, 2020 (as reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2020):

•	Mr. Emmons held 1,560,000 unissued, vested shares (1.1% of the voting power of the Company) of the Company’s Common Stock;

•	Mr. Mitta held 1,728,425 issued shares and 1,000,000 awarded but unissued shares (1.92% of the voting power of the Company) of the Company’s Common Stock; and

•	Ms. McNemar held 1,409,000 unissued, vested shares (1.0% of the voting power of the Company) of the Company’s Common Stock.

After the issuance of the shares of “Series A Supervoting Preferred Stock” (as defined below) to Messrs. Emmons and Mitta and Ms. McNemar, based on 141,825,630 shares of the Company’s Common Stock issued and outstanding as of September 11, 2020 (as reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2020):

•	Mr. Emmons now holds securities representing 28.75% of the voting power of the Company’s issued and outstanding voting securities and a 1.1% economic interest in the Company, assuming conversion of the “Series A Supervoting Preferred Stock” (as defined below). There are no arrangements or understandings among the Company and Mr. Emmons with respect to the election of directors or other matters.

•	Mr. Mitta now holds securities representing 44.22% of the voting power of the Company’s issued and outstanding voting securities and a 1.0% economic interest in the Company, assuming conversion of the “Series A Supervoting Preferred Stock” (as defined below). There are no arrangements or understandings among the Company and Mr. Mitta with respect to the election of directors or other matters.

•	Ms. McNemar now holds securities representing 22.28% of the voting power of the Company’s issued and outstanding voting securities and a 1.1% economic interest in the Company, assuming conversion of the “Series A Supervoting Preferred Stock” (as defined below). There are no arrangements or understandings among the Company and Ms. McNemar with respect to the election of directors or other matters.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 2, 2020, the Company filed an amendment to the Company’s Articles of Incorporation (the “Articles of Incorporation”), in the form of a Certificate of Designation that authorized for issuance of up to 15,600 shares of a new series of Preferred Stock, par value $0.001 per share, of the Company designated “Series A Supervoting Preferred Stock” and established the rights, preferences and limitations thereof. On November 9, 2020, the Company filed an amendment to the Certificate of Designation to increase the shares authorized to 25,845 shares of Series A Supervoting Preferred Stock. The Board authorized the Supervoting Preferred Stock pursuant to the authority given to the Board under the Articles of Incorporation, which authorizes the issuance of up to 10,000,000 shares of Preferred Stock, par value $0.001 per share, and authorizes the Board, by resolution, to establish any or all of the unissued shares of Preferred Stock, not then allocated to any series into one or more series and to fix and determine the designation of each such shares, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

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Dividends

Initially, there will be no dividends due or payable on the Series A Supervoting Preferred Stock.

Liquidation Rights

Upon the occurrence of a Liquidation Event (as defined below), the holders of Series A Supervoting Preferred Stock are entitled to receive net assets on a pro-rata basis. Each holder of Series A Supervoting Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends. As used herein, “Liquidation Event” means (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Company, (ii) the purchase or redemption by the Company of shares of any class of stock or the merger or consolidation of the Company with or into any other corporation or corporations, or (iii) the sale, license or lease of all or substantially all, or any material part of, the Company’s assets.

Conversion Rights

Each holder of Series A Supervoting Preferred Stock may voluntarily convert its shares into shares of Common Stock of the Company at a rate of 1:100 (as may be adjusted for any combinations or splits with respect to such shares).

Voting Rights

If at least one share of Series A Supervoting Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Supervoting Preferred Stock at any given time, regardless of their number, shall have voting rights equal to 20 times the sum of: i) the total number of shares of Common stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of all Series of Preferred stocks which are issued and outstanding at the time of voting.

Each individual share of Series A Supervoting Preferred Stock shall have the voting rights equal to:

[twenty times the sum of: {all shares of Common stock issued and outstanding at the time of voting + all shares of Series A and any newly designated Preferred stock issued and outstanding at the time of voting}]

Divided by:

[the number of shares of Series A Supervoting Preferred Stock issued and outstanding at the time of voting]

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The summary of the rights, privileges and preferences of the Supervoting Preferred Stock described above is qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

3.1	Certificate of Designation filed with the Nevada Secretary of State on July 2, 2020
3.2	Certificate of Designation filed with the Nevada Secretary of State on November 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IIOT-OXYS, Inc.

Date: November 13, 2020	By:	/s/ Clifford L. Emmons
Clifford L. Emmons, Chief Executive Officer

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